               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

          Cohen & Steers Select Utility Fund, Inc.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                   757 THIRD AVENUE, NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 2005

                              -------------------

To the Stockholders of
COHEN & STEERS SELECT UTILITY FUND, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the 'Meeting') of Cohen & Steers Select Utility Fund, Inc. (the 'Fund') will be held at the offices of the Fund, 757 Third Avenue, 20th Floor, New York, New York 10017, on April 28, 2005 at 10:00 a.m. New York City time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 18, 2005:

        1. To elect nine Directors of the Fund, to hold office for a term of one, two or three years, as the case may be, and until their successors are duly elected and qualified; and

        2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The holders of the Fund's Taxable Auction Market Preferred Shares have equal voting rights with the holders of the Fund's common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposal to elect seven of the nine Directors and other business that may properly come before the Meeting. The holders of Taxable Auction Market Preferred Shares, voting separately as a class, will vote for the election of two Directors, Martin Cohen and Willard H. Smith Jr., who have been designated representing the holders of the Fund's Taxable Auction Market Preferred Shares (see 'Proposal One: Election of Directors').

    The Directors have fixed the close of business on March 10, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                         By order of the Board of Directors,


                                         ROBERT H. STEERS


                                         ROBERT H. STEERS
                                         Secretary

New York, New York
March 18, 2005

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

    PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Introduction................................................    1
Proposal One: Election of Directors.........................    2
Independent Registered Public Accounting Firm...............    8
Fees Paid to PricewaterhouseCoopers LLP.....................    8
Certain Information Regarding the Investment Manager and the
  Administrator.............................................    9
Officers of the Fund........................................   10
Submission of Proposals for the Next Annual Meeting of
  Stockholders..............................................   10
Stockholder Communications..................................   11
Other Matters...............................................   11
Votes Required..............................................   11

                                PROXY STATEMENT

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                              -------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 2005

                              -------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cohen & Steers Select Utility Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the Annual Meeting of Stockholders of the Fund, to be held at the offices of the Fund, 757 Third Avenue, 20th Floor, New York, New York 10017, on April 28, 2005 at 10:00 a.m. New York City time, and at any adjournments thereof (collectively, the 'Meeting'). The solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Fund pursuant to the terms of the investment advisory agreement described below. The Notice of Meeting, Proxy Statement and Proxy are being mailed to stockholders on or about March 18, 2005.

    In accordance with the Fund's by-laws, the presence in person or by proxy of the holders of record of a majority of the shares of the Fund issued and outstanding and entitled to vote thereat shall constitute a quorum at the Meeting. If, however, a quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on obtaining the requisite approval of each proposal.

    The Board of Directors has fixed the close of business on March 10, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of the Fund as of March 10, 2005 consisted of 43,298,263 shares of common stock and 19,680 Taxable Auction Market Preferred Shares, liquidation preference $25,000 per share, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors. Any stockholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at its offices at 757 Third Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his vote at the Meeting.

    THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS OF THE FUND, INCLUDING FINANCIAL STATEMENTS, HAVE BEEN PREVIOUSLY MAILED TO STOCKHOLDERS. IF YOU HAVE NOT RECEIVED THESE REPORTS OR WOULD LIKE TO RECEIVE ADDITIONAL COPIES FREE OF CHARGE, PLEASE CONTACT LAWRENCE B. STOLLER, ASSISTANT SECRETARY OF THE FUND AT 757 THIRD AVENUE, NEW YORK, NEW YORK 10017, (800) 330-7348, AND THEY WILL BE SENT PROMPTLY BY FIRST-CLASS MAIL.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

    At the Meeting, nine Directors will be elected to serve for a term of one, two or three years, as the case may be, and until their successors are duly elected and qualified. The nominees for Director are George Grossman, Robert H. Steers and C. Edward Ward, Jr., for terms to expire in 2006; Martin Cohen, Richard J. Norman and Frank K. Ross, for terms to expire in 2007; and Bonnie Cohen, Richard E. Kroon and Willard H. Smith Jr., for terms to expire in 2008. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees. Mr. Ross was elected as a Director by the other Directors of the Fund effective as of March 5, 2004. Mr. Kroon and Mr. Ward were elected as Directors by the other Directors of the Fund effective as of November 4, 2004. Mr. Ross, Mr. Kroon and Mr. Ward were nominated by the Nominating Committee of the Fund's Board of Directors after first being identified as potential Directors by several members of that Committee. At the Meeting, the holders of the Fund's Taxable Auction Market Preferred Shares will have equal voting rights with the holders of the Fund's common stock (i.e., one vote per share), and will vote together with the holders of the Fund's common stock as a single class on the election of Messrs. Grossman, Kroon, Norman, Ross, Steers, Ward and Ms. Cohen. The holders of the Fund's Taxable Auction Market Preferred Shares, voting separately as a class, have the right to elect two Directors of the Fund. The holders of the Fund's common stock do not have the right to vote with respect to the election of these two Directors, who are Martin Cohen and Willard H. Smith Jr. In addition to the Fund, each nominee also currently serves as Director of the thirteen other funds within the Cohen & Steers Fund Complex.

                     SUMMARY OF VOTING RIGHTS ON PROPOSAL 1

                                                                                    TAXABLE
                                                                 COMMON          AUCTION MARKET
                                                              SHAREHOLDERS   PREFERRED SHAREHOLDERS
                                                              ------------   ----------------------
Bonnie Cohen................................................   43,298,263            19,680
George Grossman.............................................   43,298,263            19,680
Richard E. Kroon............................................   43,298,263            19,680
Richard J. Norman...........................................   43,298,263            19,680
Frank K. Ross...............................................   43,298,263            19,680
Robert H. Steers............................................   43,298,263            19,680
C. Edward Ward, Jr. ........................................   43,298,263            19,680
Martin Cohen................................................          N/A            19,680
Willard H. Smith Jr. .......................................          N/A            19,680

    Because the Directors are being elected to serve staggered terms, the term of office of only a single class of Directors will expire each year. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board of Directors. This system of electing Directors, which may be regarded as an 'anti-takeover' provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors.

    The nominees have consented to serve as Directors. The Board of Directors of the Fund knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

    Certain information concerning Messrs. Kroon, Ward and Smith and Ms. Cohen and the other members of the Board of Directors is set forth as follows:

                                                                                                                 NUMBER OF
                                                                                                                   FUNDS
                                                                                                                  WITHIN
                                                                                                                   FUND
                                                                                                                  COMPLEX
                                                                                                                OVERSEEN BY
                                                     PRINCIPAL OCCUPATION DURING PAST                            DIRECTOR
                                   POSITION HELD       FIVE YEARS (INCLUDING OTHER      LENGTH OF     TERM      (INCLUDING
    NAME, ADDRESS AND AGE*           WITH FUND             DIRECTORSHIPS HELD)         TIME SERVED  OF OFFICE    THE FUND)
    ----------------------           ---------             -------------------         -----------  ---------    ---------
Disinterested Directors
Bonnie Cohen .................       Director        Private Consultant. Prior            Since       2008'D'       14
 Age: 62                                             thereto, Undersecretary of         February
                                                     State, United States Department      2004
                                                     of State. Board Member of
                                                     Wellsford Real Properties, Inc.

George Grossman ..............       Director        Attorney-at-Law.                     Since       2006'D'       14
 Age: 51                                                                                February
                                                                                          2004

Richard E. Kroon .............       Director        Board member of Finlay               Since       2008'D'       14
 Age: 62                                             Enterprises, Inc. (operator of     November
                                                     department store fine jewelry        2004
                                                     leased departments), and several
                                                     private companies; member of
                                                     Investment Subcommittee,
                                                     Monmouth University. Retired
                                                     Chairman and Managing Partner of
                                                     Sprout Group venture capital
                                                     funds, then an affiliate of
                                                     Donaldson, Lufkin and Jenrette
                                                     Securities Corporation; and
                                                     former chairman of the National
                                                     Venture Capital Association.

Richard J. Norman ............       Director        Private Investor. President of       Since       2007'D'       14
 Age: 61                                             the Board of Directors of          February
                                                     Maryland Public Television,          2004
                                                     Board Member of The Salvation
                                                     Army. Prior thereto, Investment
                                                     Representative of Morgan Stanley
                                                     Dean Witter.

Frank K. Ross ................       Director        Professor of Accounting, Howard   Since March    2007'D'       14
 Age: 61                                             University; Board member of          2004
                                                     NCRIC Group, Inc. (insurance)
                                                     and Pepco Holdings, Inc.
                                                     (electric utility). Formerly,
                                                     Midatlantic Area Managing
                                                     Partner for Audit and Risk
                                                     Advisory Services at KPMG LLP
                                                     and Managing Partner of its
                                                     Washington, DC office.

Willard H. Smith Jr.  ........       Director        Board member of Essex Property       Since       2008'D'       14
 Age: 68                                             Trust, Inc., Highwoods             February
                                                     Properties, Inc., Realty Income      2004
                                                     Corporation and Crest Net Lease,
                                                     Inc. Managing Director at
                                                     Merrill Lynch & Co., Equity
                                                     Capital Markets Division, from
                                                     1983 to 1995.

                                                  (table continued on next page)

(table continued from previous page)

                                                                                                                 NUMBER OF
                                                                                                                   FUNDS
                                                                                                                  WITHIN
                                                                                                                   FUND
                                                                                                                  COMPLEX
                                                                                                                OVERSEEN BY
                                                     PRINCIPAL OCCUPATION DURING PAST                            DIRECTOR
                                   POSITION HELD       FIVE YEARS (INCLUDING OTHER      LENGTH OF     TERM      (INCLUDING
    NAME, ADDRESS AND AGE*           WITH FUND             DIRECTORSHIPS HELD)         TIME SERVED  OF OFFICE    THE FUND)
    ----------------------           ---------             -------------------         -----------  ---------    ---------
C. Edward Ward, Jr.  .........       Director        Member of The Board of Trustees      Since       2006'D'       14
 Age: 58                                             of Manhattan College, Riverdale,   November
                                                     New York. Formerly head of           2004
                                                     closed-end fund listing for the
                                                     New York Stock Exchange

Interested Directors**
Martin Cohen .................  Director, President  Co-Chairman and Co-Chief             Since       2007'D'       14
 Age: 56                           and Treasurer     Executive Officer of Cohen &       February
                                                     Steers Capital Management, Inc.,     2004
                                                     the Fund's Adviser, and its
                                                     parent company, Cohen & Steers,
                                                     Inc. Prior thereto, President of
                                                     the Adviser.

Robert H. Steers .............  Director, Chairman   Co-Chairman and Co-Chief             Since       2006'D'       14
 Age: 52                         of the Board and    Executive Officer of Cohen &       February
                                     Secretary       Steers Capital Management, Inc.,     2004
                                                     the Fund's Adviser, and its
                                                     parent company, Cohen & Steers
                                                     Inc. Prior thereto, Chairman of
                                                     the Adviser.

---------

 *  The address of each Director is 757 Third Avenue, New York, New York 10017.

** 'Interested person,' as defined in the Investment Company Act of 1940, as amended, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment manager and its parent company, Cohen & Steers, Inc.

'D' If elected at the Meeting.

    The Fund does not have a policy with regard to the Directors' attendance at annual meetings.

    During the Fund's fiscal year ended December 31, 2004, the Board of Directors met seven times. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees for which he or she was eligible. The Fund maintains four standing Board Committees, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee of the Board of Directors. The Directors serving on each Committee are not 'interested persons' of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the 'Act'), and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the New York Stock Exchange. The members of the Nominating and Contract Review Committees are Ms. Cohen and Messrs. Kroon, Grossman, Norman, Ross, Smith and Ward. The Members of the Goverance Committee are Messrs. Norman, Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman. The Board of Directors determined that Mr. Ross meets the requirements necessary to serve as an audit committee financial expert and that the Audit Committee members are financially literate, for purposes of the New York Stock Exchange listing standards.

    The Audit Committee met three times during the fiscal year ended
December 31, 2004 and operates pursuant to a written charter adopted by the Board. A current copy of the charter is attached as Exhibit A to this Proxy Statement. The main function of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund's independent auditors and the performance of the Fund's internal control systems and independent auditors.

    The Nominating Committee met twice during the fiscal year ended
December 31, 2004 and operates pursuant to a written charter adopted by the Board. A current copy of the charter is not available on the Fund's website, but is attached as Exhibit B to the Proxy Statement. The main functions of the Nominating Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to select the Director nominees for the next annual meeting of stockholders and (iii) to set any necessary standards or qualifications for service on the Board. The Nominating Committee will consider director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the charter.

    The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate's character, integrity, ability and judgment (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence and (viii) overall interplay of a candidate's experience, skill and knowledge with that of other Committee members. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (iii) the Fund's investment manager, (iv) the Fund's stockholders (see above) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

    The Contract Review Committee met twice during the fiscal year ended December 31, 2004 and operates pursuant to a written charter adopted by the Board in September 2004. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Adviser and to select third parties to provide evaluative reports and other information regarding the services provided by the Adviser to the Board.

    The Governance Committee did not meet during the fiscal year ended
December 31, 2004. It operates pursuant to a written charter adopted by the Board in September 2004. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of independent directors for service on the Board and any Board committee.

AUDIT COMMITTEE REPORT

    The Audit Committee has met with PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, to discuss the scope of the engagement, review the Fund's financial statements, and discuss the statements and audit results with management. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards 61, received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1 and discussed with PricewaterhouseCoopers LLP the independent registered public accounting firm's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the last fiscal year.

March 8, 2005

Submitted by the Audit Committee of the Fund's Board of Directors

Bonnie Cohen
George Grossman
Richard E. Kroon
Richard J. Norman
Frank K. Ross
Willard H. Smith Jr.
C. Edward Ward, Jr.

                               *       *       *

    As of March 10, 2005, the Directors and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund. To the knowledge of management, no person, owned of record or owned beneficially more than 5% of the Fund's common shares or Taxable Auction Market Preferred Shares outstanding as of that date, except that Cede & Co., a nominee for participants in the Depository Trust Company, held of record 43,298,263 common shares, equal to approximately 99.94% of the Fund's outstanding common shares, and 19,680 Taxable Auction Market Preferred Shares, equal to approximately 100% of the Fund's outstanding preferred shares.

    As of March 10, 2005, none of the Directors who are not interested persons of the Fund nor any of their immediate family members owned any securities in the Adviser or any person directly or indirectly controlling, controlled by or under common control with the Adviser.

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director.

                                                                             AGGREGATE DOLLAR RANGE OF
                                                 DOLLAR RANGE OF EQUITY      EQUITY SECURITIES IN THE
                                              SECURITIES IN THE FUND AS OF  COHEN & STEERS FUND COMPLEX
                                                     MARCH 10, 2005            AS OF MARCH 10, 2005
                                                     --------------            --------------------
Robert H. Steers............................         Over $100,000                 Over $100,000
Martin Cohen................................         Over $100,000                 Over $100,000
Bonnie Cohen................................              none                     Over $100,000
George Grossman.............................              none                     Over $100,000
Richard E. Kroon............................          $1 - $10,000               $10,001 - $50,000
Richard J. Norman...........................              none                     Over $100,000
Frank K. Ross...............................              none                     Over $100,000
Willard H. Smith Jr. .......................         Over $100,000                 Over $100,000
C. Edward Ward, Jr..........................          $1 - $10,000               $10,001 - $50,000

    COMPENSATION OF DIRECTORS AND OFFICERS. Directors of the Fund who are not interested persons of the Fund are paid by the Fund an annual retainer of $4,500 and a fee of $500 for each regular meeting attended and are reimbursed for the expenses of attendance at such meetings and, for the fiscal year ended
December 31, 2004, such fees and expenses paid by the Fund totaled $48,781.

    The following table sets forth information regarding compensation of Directors by the Fund and by the Cohen & Steers Fund Complex for the fiscal year ended December 31, 2004. Officers of the Fund, other than the Chief Compliance Officer who receives less than $60,000 from the Fund, and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the Cohen & Steers Fund Complex which is a U.S. registered investment company. In the column headed 'Total Compensation to Directors by Fund Complex,' the compensation paid to each Director represents the twelve funds that each Director served in the Cohen & Steers Fund Complex during 2004. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 2004

                                                                                 TOTAL
                                                                             COMPENSATION
                                                               AGGREGATE        PAID TO
                                                              COMPENSATION   DIRECTORS BY
                  NAME OF PERSON, POSITION                     FROM FUND     FUND COMPLEX
                  ------------------------                     ---------     ------------
Bonnie Cohen, Director......................................     $8,000         $85,625
Martin Cohen*, Director and President.......................     $    0         $     0
George Grossman, Director...................................     $8,000         $85,625
Richard E. Kroon, Director..................................     $2,125         $25,500
Richard J. Norman, Director.................................     $8,000         $85,625
Frank K. Ross, Director.....................................     $6,375         $71,000
Willard H. Smith Jr., Director..............................     $8,000         $85,625
Robert H. Steers*, Director and Chairman....................     $    0         $     0
C. Edward Ward, Jr., Director...............................     $2,125         $25,500

---------

* 'Interested person,' as defined in the Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment manager and its parent company, Cohen & Steers, Inc.

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and
Section 30(h) of the Act, as applied to the Fund, require certain of the Fund's officers, Directors and investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ('Reporting Persons') to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Those persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all filings. In June 2004, Joseph M. Harvey was elected as a Vice President of the Fund. A Form 3 was filed on Mr. Harvey's behalf in August 2004.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE ELECTION OF EACH NOMINEE TO SERVE AS A DIRECTOR OF THE FUND.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The Audit Committee, at a meeting held on March 8, 2005, selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the accounts of the Fund for the fiscal year ending December 31, 2005. Their selection also was ratified and approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not 'interested persons' of the Fund within the meaning of the Act and who are 'independent' as defined in the New York Stock Exchange listing standards, at a meeting held on March 8, 2005. PricewaterhouseCoopers LLP has audited the accounts of the Fund since prior to the Fund's commencement of business on March 30, 2004 and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP is expected to be available for the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors meets at least twice each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, and review the financial statements of the Fund and the results of their examination thereof.

                    FEES PAID TO PRICEWATERHOUSECOOPERS LLP

    Aggregate fees billed to the Fund for the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP were as follows:

                                                             2004      2003
                                                             ----      ----
Audit Fees...............................................  $147,708     N/A
Audit-Related Fees.......................................    71,609     N/A
Tax Fees.................................................    12,600     N/A
All Other Fees...........................................        --     N/A

    Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrants preferred shares. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

    Aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for non-audit services provided to the Adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                                             2004      2003
                                                             ----      ----
Audit-Related Fees........................................       --     N/A
Tax Fees..................................................       --     N/A
All Other Fees............................................  $62,500     N/A

    These other fees were billed in connection with internal control reviews and AIMR performance reviews.

    The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by its principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the Fund's principal accountant for the Adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Fund's investment adviser that provides ongoing services to the Fund, if the engagement for services relates directly to the operations and financial reporting of the Fund.

    The Audit Committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the Fund. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the Fund's principal accountant for the Adviser.

    None of the services described above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    For the fiscal year ended December 31, 2004, the aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Fund and for non-audit services rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant were $152,209.

    The Audit Committee considered whether the provision of non-audit services that were rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountants independence.

            CERTAIN INFORMATION REGARDING THE INVESTMENT MANAGER AND
                               THE ADMINISTRATOR

    The Fund has retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 757 Third Avenue, New York, New York 10017, to serve as its investment manager and administrator (the 'Adviser') under an investment management agreement dated March 25, 2004 and an administration agreement, dated March 25, 2004. Martin Cohen and Robert H. Steers are 'controlling persons' of the Adviser on the basis of their ownership of more than 25% of the stock of the Adviser's parent company, Cohen & Steers, Inc. Their address is 757 Third Avenue, New York, New

York 10017. State Street Bank and Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts 02110, serves as sub-administrator to the Fund.

                              OFFICERS OF THE FUND

    The principal officers of the Fund and their principal occupations during the past five years are set forth below. The address of each of the following persons is 757 Third Avenue, New York, New York 10017.

    Robert H. Steers, Chairman of the Board and Secretary (see Proposal One, 'Election of Directors,' at page 4 for biographical information).

    Martin Cohen, President and Treasurer (see Proposal One, 'Election of Directors,' at page 4 for biographical information).

    Adam M. Derechin, Vice President and Assistant Treasurer, age 40, joined the Adviser in 1993 and has been the Chief Operating Officer since 2003 and prior to that was a Senior Vice President.

    Joseph M. Harvey, Vice President, age 41, joined the Adviser in 1992 and has been President since 2003 and prior to that was a Senior Vice President.

    Robert Becker, Vice President, age 36, joined the Adviser in 2003 as a Senior Vice President. Prior to joining the Adviser, he was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.

    William F. Scapell, Vice President, age 38, joined the Adviser in 2003 as a Senior Vice President. Prior to joining the Adviser, he was the chief strategist for preferred securities at Merrill Lynch & Co.

    Lawrence B. Stoller, Assistant Secretary, age 41, joined the Adviser in 1999 and has been Executive Vice President and General Counsel of the Adviser since 2005. From 1999 to 2005 he was Senior Vice President General Counsel of the Adviser.

    John E. McLean, Chief Compliance Officer, age 34, joined the Adviser in 2003 as Vice President and Associate General Counsel. Prior to that, he served as Vice President, Law & Regulation at J. & W. Seligman & Co. and as an associate at Battle Fowler LLP.

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

    All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2006, must be received by the Fund (address to Cohen & Steers Select Utility Fund, Inc., 757 Third Avenue, New York, New York 10017) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 18, 2005. Any stockholder who desires to bring a proposal for consideration at the Fund's 2006 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (address to Cohen & Steers Select Utility Fund, Inc., 757 Third Avenue, New York, New York 10017) during the 30 day period from December 29, 2005 to January 28, 2006.

                           STOCKHOLDER COMMUNICATIONS

    Stockholders may send written communications to the Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 757 Third Avenue, New York, NY 10017. Stockholder communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

                                 OTHER MATTERS

    Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                 VOTES REQUIRED

    The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. The election of the Directors representing the Fund's common stock, as set forth in Proposal 1, will require a vote of the holders of a plurality of the Fund's shares present at the Meeting. The vote of the holders of a plurality of the Fund's Taxable Auction Market Preferred Shares is required to elect Messrs. Cohen and Smith, who have been designated as representing the holders of the Fund's Taxable Auction Market Preferred Shares.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for any other proposals.

                                         By order of the Board of Directors,

                                         Robert H. Steers

                                         ROBERT H. STEERS
                                         Secretary

March 18, 2005
New York, New York

                                                                       EXHIBIT A

                              COHEN & STEERS FUNDS
                            AUDIT COMMITTEE CHARTER
                         (Adopted as of March 2, 2004)

    The Board of Directors (the 'Board') of each of the investment companies for which Cohen & Steers Capital Management, Inc. ('Cohen & Steers') serves as investment manager or adviser listed on Schedule I hereto, as it may be amended from time to time (each, a 'Fund' and collectively, the 'Funds'), has adopted this Charter to govern the activities of the Audit Committee (the 'Committee') with respect to its oversight of the Fund. This Charter supercedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

STATEMENT OF PURPOSE AND FUNCTIONS

    The Committee's general purpose is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal audit function and independent auditors. The Committee's purpose is also to prepare reports required by Securities and Exchange Commission (the 'SEC') rules to be included in the Fund's annual proxy statement, if any.

    The Committee's function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund's independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the Fund's independent auditors. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. It is not the duty or responsibility of the Committee or its members to conduct 'field work' or other types of auditing or accounting reviews or procedures. In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Directors reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Directors reasonably believe are within the person's professional or expert competence; or (3) a Board committee of which the Directors are not members.

MEMBERSHIP

    The Committee shall be comprised of as many directors as the Board shall determine, but, in any event, no less than three. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

    Each member of the Committee may not be an 'interested person' of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the '1940 Act'), and must otherwise satisfy the standards for independence of an audit committee member of an investment company as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in the rule) under the Securities Exchange Act of 1934, as amended, (the '1934 Act') and, with respect to New York Stock Exchange ('NYSE') listed Funds, under applicable listing standards of the NYSE. In addition, with respect to listed funds, each member of the Committee must be 'financially literate' (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have 'accounting or related financial management expertise,' in each case as the Board interprets such qualification in its business judgment under NYSE listing standards. The Board shall determine annually whether: (i) the Committee has at least one member who is an 'audit committee financial expert' ('ACFE'), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002, and (ii) with respect to NYSE listed Funds, simultaneous service on more than three public company audit committees by a member of the Committee would not impair the ability of such member to effectively serve on the Committee. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

RESPONSIBILITIES AND DUTIES

    The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

        1. Determine the selection, retention or termination of the Fund's independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the 1940 Act. The Fund's independent auditors must report directly to the Committee, which shall be responsible for overseeing the work of the independent auditors and be responsible for the resolution of disagreements between management and the independent auditors relating to financial reporting.

        2. Consider the independence of the Fund's independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard No. 1. In particular, the Committee should consider whether: (i) the provision of each non-audit service to the Fund by the Fund's independent auditors is compatible with maintaining the independence of such independent auditors and (ii) the provision of each non-audit service to the Fund's investment adviser or any adviser affiliate (as defined below) that provides ongoing services to the Fund is compatible with maintaining the independence of such independent auditors.

        3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund's investment adviser (including any sub-advisers) or any entity controlling, controlled by, or under common control with the investment adviser ('adviser affiliate') that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures pursuant to which these services are approved other than by the full Committee.

        4. Review the fees charged by the independent auditors to the Fund, the investment adviser and certain affiliates of the investment adviser for audit, audit related and permitted non-audit services.

        5. Set clear policies for the hiring of employees or former employees of the Fund's independent auditors by the Fund, the Fund's investment adviser, or an adviser affiliate.

        6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures; (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any issues; and (iii) all relationships between the independent auditors and the Fund.

        7. Review with the Fund's independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and stockholders of the Fund.

        8. Discuss with management and the independent auditors the Fund's audited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance; discuss with the independent auditors matters required by Statement of Accounting Standards No. 61 and any other matters required to be reported to the Committee under applicable law, including, without limitation, any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; and provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund's Annual Report.

        9. Review the Fund's unaudited financial statements with Fund management and the Fund's independent auditors.

        10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

        11. Review with management management's guidelines and policies with respect to risk assessment and risk management.

        12. Discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each release of this information.

        13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser, administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund or of concerns regarding questionable accounting or auditing matters.

        14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting and to address reports received from attorneys relating to the possible violation of federal or state law or fiduciary duty.

        15. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

        16. Report to the Board on a regular basis (at least annually) on the Committee's activities.

        17. Receive and review annually a written report from the Fund's independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund's management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; and (iii) material written communications between the auditor and management of the Fund, such as any management letter or schedule of unadjusted differences.

        18. Receive and consider specific representations from the Fund's independent auditors with respect to audit partner rotation and conflicts of interest as described in Section 10A(l) of the 1934 Act.

        19. Consider information and comments from the Fund's independent auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices) and management's responses to any such comments.

        20. Consider information and comments from the Fund's independent auditors with respect to, and meet with such independent auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by such independent auditors, and to review the independent auditors' opinion on the Fund's financial statements.

        21. Receive reports from the Fund's principal executive officer and principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of the Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and the identification for the Fund's independent auditors of any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees or employees of the investment adviser who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        22. Perform such other functions consistent with this Charter, the Articles of Incorporation and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

    The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee; provided, however, that the Committee may not delegate its responsibilities in Item 1 above. Among other things, the subcommittee may act on behalf of the Committee to pre-approve services proposed to be provided by the independent auditors which have not otherwise been approved at a meeting of the Committee. The subcommittee shall inform the other members of the Committee of any services pre-approved pursuant to the foregoing in due course, or in any event, at the next meeting of the Committee.

MEETINGS

    At least annually, the Committee shall meet separately with the independent auditors, with Fund management , and with those persons responsible for the Fund's internal audit function, if any. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate. The Committee may request any officer or employee of Cohen & Steers or the Fund's legal counsel (or counsel to the Board members who are not 'interested persons' of the Fund) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

OUTSIDE RESOURCES AND ASSISTANCE FROM MANAGEMENT

    The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund's expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation of the Fund's independent auditors for the preparation or issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

ANNUAL EVALUATIONS

    The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the Committee shall review its performance at least annually. The Committee shall assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with the NYSE in connection with any NYSE listed Fund.

ADOPTION AND AMENDMENTS

    The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

                                                                      SCHEDULE I

FUNDS IN THE COHEN & STEERS COMPLEX OF FUNDS

OPEN-END

Cohen & Steers Realty Income Fund, Inc.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers Realty Shares, Inc.

Cohen & Steers Realty Focus Fund, Inc.

Cohen & Steers Utility Fund, Inc.

Cohen & Steers VIF Realty Fund, Inc.

CLOSED-END

Cohen & Steers Advantage Income Realty Shares, Inc.

Cohen & Steers Dividend Majors Fund, Inc.

Cohen & Steers Premium Income Realty Fund, Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers REIT and Preferred Income Fund, Inc.

Cohen & Steers REIT and Utility Income Fund, Inc.

Cohen & Steers Select Utility Fund, Inc.

Cohen & Steers Total Return Realty Fund, Inc.

                                                                       EXHIBIT B

                              COHEN & STEERS FUNDS
                          NOMINATING COMMITTEE CHARTER
                         (Adopted as of March 2, 2004)

    The Board of Directors (the 'Board') of each of the investment companies for which Cohen & Steers Capital Management, Inc. ('Cohen & Steers') serves as investment manager or adviser listed on Schedule I hereto, as it may be amended from time to time (each, a 'Fund' and collectively, the 'Funds'), has adopted this Charter to govern the activities of its Nominating Committee (the 'Committee').

STATEMENT OF PURPOSES AND RESPONSIBILITIES

    The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to select the Director nominees for the next annual meeting of stockholders and (iii) to set any necessary standards or qualifications for service on the Board.

ORGANIZATION AND GOVERNANCE

    The Committee shall be comprised of as many Directors as the Board shall determine, but in any event not less than two (2) Directors. The Committee must consist entirely of Board members who are not 'interested persons' of the Fund ('Independent Directors'), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the '1940 Act'). The Board may remove or replace any member of the Committee at any time in its sole discretion.

    One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

    The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary.

QUALIFICATIONS FOR DIRECTOR NOMINEES

    The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate's character, integrity, ability and judgment (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with Cohen & Steers, Fund service providers or their affiliates and (viii) overall interplay of a candidate's experience, skill and knowledge with that of other Committee members.

SOURCES FOR IDENTIFICATION OF NOMINEES

    In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (iii) Cohen & Steers and/or the Fund's other investment advisers, if any, (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY STOCKHOLDERS

    The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

DELEGATION

    The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

                                                                      SCHEDULE I

FUNDS IN THE COHEN & STEERS COMPLEX OF FUNDS

OPEN-END

Cohen & Steers Realty Income Fund, Inc.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers Realty Shares, Inc.

Cohen & Steers Realty Focus Fund, Inc.

Cohen & Steers Utility Fund, Inc.

Cohen & Steers VIF Realty Fund, Inc.

CLOSED-END

Cohen & Steers Advantage Income Realty Shares, Inc.

Cohen & Steers Dividend Majors Fund, Inc.

Cohen & Steers Premium Income Realty Fund, Inc., Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers REIT and Preferred Income Fund, Inc.

Cohen & Steers REIT and Utility Income Fund, Inc.

Cohen & Steers Select Utility Fund, Inc.

Cohen & Steers Total Return Realty Fund, Inc.

                                   APPENDIX A

            PROCEDURES FOR STOCKHOLDERS TO SUBMIT NOMINEE CANDIDATES
                             (As of March 2, 2004)

    A Fund shareholder must follow these procedures in order to properly submit a nominee recommendation for the Committee's consideration.

    1. The shareholder must submit any such recommendation (a 'Shareholder Recommendation') in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

    2. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the 'candidate'); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), adopted by the Securities and Exchange Commission (the 'SEC') (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and
(E) whether the recommending shareholder believes that the candidate is or will be an 'interested person' of the Fund (as defined in the 1940 Act) and, if not an 'interested person,' information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                   Appendix I

                       COHEN & STEERS SELECT UTILITY FUND

                                757 Third Avenue
                            New York, New York 10017

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Jay J. Chen and Lawrence B. Stoller (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Select Utility Fund, Inc. (the "Fund") registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017 on April 28, 2005 at 10:00 a.m., and at any adjournments thereof.

--------------------------------------------------------------------------------
   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

----------------------------                 ----------------------------
----------------------------                 ----------------------------
----------------------------                 ----------------------------

                                                                            3871
            Please mark
|X|         votes as in
            this example.

---------------------------------------
  COHEN & STEERS SELECT UTILITY FUND
---------------------------------------
            COMMON SHARES

1. Election of Directors.                                2. To transact such other business as may properly come before
Nominees: (01) Bonnie Cohen, (02) George Grossman,          the meeting.
          (03) Richard E. Kroon, (04) Richard J. Norman,
          (05) Frank K. Ross, (06) Robert H. Steers and
          (07) C. Edward Ward Jr.
                     ____        ____
          FOR       |    |      |    |      WITHHELD
          ALL       |    |      |    |      FROM ALL
          NOMINEES  |____|      |____|      NOMINEES

    ____
   |    |
   |    |
   |____| __________________________________________
          For all nominee(s) except as written above        The shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no election of all nominees specifications are made, such shares will be voted FOR the Director.


                                                                                                                         ____
                                                            Mark box at right if an address change or comment has been  |    |
                                                            noted on the reverse side of this card.                     |    |
                                                                                                                        |____|




                                                            Please be sure to sign and date this Proxy.




Signature:______________________ Date:__________            Signature:______________________ Date:__________

                                   Appendix II

                       COHEN & STEERS SELECT UTILITY FUND

                                757 Third Avenue
                            New York, New York 10017

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Jay J. Chen and Lawrence B. Stoller (or, if only one shall act, then that one) proxies with the power of substitution to vote all the Auction Market Preferred Shares of Cohen & Steers Select Utility Fund (the "Fund") registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017 on April 28, 2005 at 10:00 a.m., and at any adjournments thereof.

--------------------------------------------------------------------------------
   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------



HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

----------------------------                 ----------------------------
----------------------------                 ----------------------------
----------------------------                 ----------------------------

                                                                            3871
          Please mark
|X|       votes as in
          this example.

---------------------------------------
  COHEN & STEERS SELECT UTILITY FUND
---------------------------------------
    AUCTION MARKET PREFERRED SHARES

1. Election of Directors.                                2. To transact such other business as may properly come before
Nominees: (01) Bonnie Cohen, (02) Martin Cohen,             the meeting.
          (03) George Grossman, (04) Richard E. Kroon,
          (05) Richard J. Norman, (06) Frank K. Ross,
          (07) Robert H. Steers, (08) Willard H. Smith Jr.
          and (09) C. Edward Ward Jr.
                     ____        ____
          FOR       |    |      |    |      WITHHELD
          ALL       |    |      |    |      FROM ALL
          NOMINEES  |____|      |____|      NOMINEES

   ____
  |    |
  |    |
  |____|  __________________________________________
          For all nominee(s) except as written above        The shares of Auction Market Preferred Shares represented by this
                                                            Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted
                                                            FOR the election of all nominees for Director.

                                                                                                                         ____
                                                            Mark box at right if an address change or comment has been  |    |
                                                            noted on the reverse side of this card.                     |    |
                                                                                                                        |____|


                                                            Please be sure to sign and date this Proxy.




Signature:______________________ Date:__________            Signature:______________________ Date:__________




                          STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as......................................'D'